EXHIBIT 99.1

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NEWS FROM DHB INDUSTRIES INC.
2102 SW 2nd Street  Pompano Beach, FL  33069
Tel: 954-630-0900   www.dhbindustries.com



                            COMPANY CONTACT:  Media Relations/Investor Relations
                                              Glenn Wiener
                                              212-786-6013
                                              pr@dhbt.com or ir@dhbt.com


                  DHB INDUSTRIES ANNOUNCES THE APPOINTMENT OF
                     JIM ANDERSON AS CHIEF FINANCIAL OFFICER

POMPANO BEACH,  FLORIDA,  JULY 27, 2007 - DHB Industries  Inc. (OTC Pink Sheets:
DHBT.PK), a leader in the field of protective body armor, announced today the appointment of Jim Anderson as Chief Financial Officer. Mr. Anderson had previously been serving as the Company's Controller and Chief Accounting Officer as well as interim CFO. He will continue to report to Larry Ellis, President and Chief Executive Officer.

Larry  Ellis  stated,  "Jim  has  been  an  integral  part of our  team  through challenging times. His proven financial and accounting expertise and his experience with regulatory agencies and requirements will position the Company for a successful future. He is the right financial expert to help us achieve our vision of becoming the global leader in safety apparel and protective solutions."

Prior to joining the Company, since 2004 Mr. Anderson was Senior Vice President and Corporate Controller at Danka Business Systems LLC, where he was responsible for external reporting, accounting policies and internal control. He was an external consultant for that company during 2003 and 2004. From 2002-2003, Mr. Anderson was Vice President and Corporate Controller at Sunterra Corporation, responsible for similar functions. From 2000-2002, Mr. Anderson was a partner in the Atlanta, GA and Charlotte, NC offices of KPMG LLP. Mr. Anderson is a Certified Public Accountant and member of the AICPA.

ABOUT DHB INDUSTRIES

DHB Industries Inc.'s highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America
(PACA) (www.pacabodyarmor.com) are in the protective body armor industry and are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. Company subsidiary NDL Products, Inc. (www.ndlproducts.com) produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains, as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries Inc. visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING

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STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT
TO  RISKS,   UNCERTAINTIES  AND  ASSUMPTIONS  THAT  ARE  DIFFICULT  TO  PREDICT.
THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) THE COMPANY'S LACK OF AUDITED FINANCIAL STATEMENTS AND ITS ABILITY TO FILE ITS PERIODIC REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON A TIMELY BASIS,
(2) IMPROVEMENT IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (3) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (4) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (5) ADDITIONAL FINANCING REQUIREMENTS, (6) DEVELOPMENT OF NEW PRODUCTS, (7) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (8) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (9) TECHNOLOGICAL CHANGES, (10) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS,
(11) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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